EXHIBIT 21.1 SUBSIDIARIES OF THE COMPANY

                           SUBSIDIARIES OF THE COMPANY

                                                            Percentage of Voting
Name                      Jurisdiction of Incorporation     Securities Owned
----                      -----------------------------     ----------------
Patagonia Gold Mines      Bermuda                           100 (a)

(a)  Included in the consolidated financial statements filed herein.





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